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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                               SEPTEMBER 20, 2005

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                                            84-1573852
       (State or other                                        (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                                    333-74846
                            (Commission File Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 20, 2005, Raptor Networks Technology, Inc., a Colorado corporation (referred to herein as the "Company"), entered into a binding letter agreement (the "Letter Agreement") with DMK Investments, LLC, Transglobal Investments, LLC, and Uptrend Investments, Inc. (collectively, the "Investors"), whereby the Company and the Investors agreed to amend and clarify the terms of the Registration Rights Agreement between the Company and the Investors, as well as to amend and clarify the terms of the Series C Warrants and Series D Warrants issued to the Investors, as described below. Albert Wong, one of the Company's directors, is Manager and controlling shareholder of DMK Investments, LLC.

         The Registration Rights Agreement was originally entered into between the Company and the Investors on June 1, 2004 in conjunction with the Company's June 2004 private placement of common stock, Series C Warrants to purchase common stock and Series D Warrants to purchase common stock (the "June 2004 Placement"). An aggregate of 972,223 shares of the Company's common stock, 972,223 Series C Warrants and 972,223 Series D Warrants were issued to the Investors as part of the June 2004 Placement. The Investors were the only investors in the June 2004 Placement and are the only parties to the Registration Rights Agreement and the only holders of the Company's Series C Warrants and Series D Warrants.

Amendments and Clarifications to the Series C Warrants
------------------------------------------------------

         On or around August 13, 2004, the Company reduced the exercise price of the Series C Warrants from $3.00 per share to $1.25 per share. In a subsequent review of the terms of the Series C Warrants, the Company and the Investors determined that there was ambiguity in the provisions of the Series C Warrants as to whether such a voluntary repricing of the exercise price triggered certain anti-dilution provisions under the Series C Warrants. Pursuant to the terms of the Letter Agreement, the Company and the Investors have agreed to enter into an amendment to the Series C Warrants to clarify the terms of the Series C Warrants such that voluntary repricing of the Series C Warrants (including, without limitation, the August 13, 2004 repricing) will not trigger any anti-dilution provisions under the Series C Warrants.

Amendments and Clarifications to the Series D Warrants
------------------------------------------------------

         Pursuant to the terms of the Letter Agreement, the Company and the Investors agree to enter into an amendment to the Series D Warrants that:

         (a) reduces the exercise price of the Series D Warrants from $3.50 per share to $0.50 per share. The Company determined the $0.50 exercise price to be fair given certain ambiguities in the terms of the anti-dilution provisions of the Series D Warrants. The reduction in exercise price of the Series D Warrants was also provided as consideration for the waiver by the Investors of penalties the Company would likely otherwise be subject to under the terms of the Registration Rights Agreement (as discussed in more detail below under the discussion regarding amendments to the Registration Rights Agreement), in addition to the other concessions made by the Investors in the Letter Agreement;

         (b) waives any and all right to anti-dilution protection the Investors might otherwise be entitled to as a result of (i) any issuance or deemed issuance of securities by the Company prior to, or as of, the date of the amendment and (ii) any future issuance or deemed issuance of securities by the Company in conjunction with its private placement as currently being conducted; and

         (c) in order to correct an apparent typo, amends the parenthetical clause at the end of the first sentence of Section 6(c)(i)(A) of the Series D Warrants by replacing it with the following:
                  "(which, in the case of a deemed issuance or sale, shall be calculated in accordance with subparagraph (iii) below)."


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Amendments and Clarifications to the Registration Rights Agreement
------------------------------------------------------------------

         Pursuant to the terms of the Letter Agreement, the Company and the Investors agree to enter into an amendment to the Registration Rights Agreement that:

         (a) waives any and all penalties the Investors might otherwise be entitled to as a result of the Company failing to file a registration statement in accordance with the deadlines set forth in the Registration Rights Agreement;

         (b) establishes new Company obligations with respect to the filing of a registration statement covering the shares of the Company's common stock purchased by the Investors in the June 2004 Placement (the "Purchased Shares"), as well as the shares of the Company's common stock underlying the Series C Warrants and Series D Warrants (collectively, the "Registrable Securities"). These new obligations shall supercede any registration requirement pursuant to the original terms of the Registration Rights Agreement and shall require that the Company register the Registrable Securities in the same registration statement filed in conjunction with the Company's private placement currently being conducted. The Company shall be obligated to file the registration statement within sixty
                  (60) days after the final closing of the private placement. For every day the Company is late in filing the registration statement beyond such sixty (60) days, the Company shall issue to the Investors, on a pro rata basis, additional shares of the Company's common stock in an amount equal to one percent (1%) of the Purchased Shares until such Registrable Securities are first eligible for sale under Rule 144 (as defined below). The Company shall use its commercially reasonable best efforts to cause the registration statement to become effective and remain effective until the earlier to occur of (i) the date on which all of the Registrable Securities have been publicly sold pursuant to either the registration statement or Rule 144 of the Securities Act of 1933 ("Rule 144"), (ii) the date on which all of the Registrable Securities remaining to be sold under the registration statement (in the reasonable opinion of counsel to the holder of the Registrable Securities) may be immediately sold to the public under Rule 144(k) or any successor provision, or (iii) a period of two years from the date the registration statement is filed with the Securities and Exchange Commission; and

         (c) expressly acknowledges that the Investors consent to the Registrable Securities being registered in the same registration statement along with such other securities of the Company as the Company, in its sole determination, deems appropriate.

         The Letter Agreement and the amendments set forth therein were approved by the Company's Board of Directors and Audit Committee on September 19, 2005. Due to his interest in the transactions contemplated by the Letter Agreement, Albert Wong abstained from discussions with respect to, and voting on the approval of, the Letter Agreement, both in his capacity as a director and as a member of the Company's Audit Committee.

         The Letter Agreement is attached as Exhibit 10.1 to this Form 8-K. The above description of the Letter Agreement is qualified by reference to the complete text of the Letter Agreement.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

       (a)        Financial Statements of Businesses Acquired.
                  --------------------------------------------

                  Not applicable.

       (b)        Pro Forma Financial Information.
                  --------------------------------

                  Not applicable.

       (c)        Exhibits.
                  ---------

                  Number   Description
                  ------   -----------

                  10.1 Letter Agreement effective as of September 20, 2005, by and among Raptor Networks Technology, Inc., DMK Investments, LLC, Transglobal Investments, LLC, and Uptrend Investments, Inc. (the "Letter Agreement").

                  10.2 Form of Registration Rights Agreement dated June 1, 2004 entered into by and among Raptor Networks Technology, Inc., DMK Investments, LLC, Transglobal Investments, LLC, and Uptrend Investments, Inc. (the "Registration Rights Agreement") (incorporated by reference to Exhibit 10.15 of the Company's 10-KSB for fiscal year ended December 31, 2004, filed on April 15, 2005).

                  10.3 Form of Series C Warrant (incorporated by reference to Exhibit 10.6 of the Company's 10-KSB for fiscal year ended December 31, 2004, filed on April 15,
                           2005).

                  10.4 Form of letter amendment to Series C Warrant reducing exercise price to $1.25 per share (incorporated by reference to Exhibit 10.7 of the Company's 10-KSB for fiscal year ended December 31, 2004, filed on April 15, 2005).

                  10.5 Form of Series D Warrant (incorporated by reference to Exhibit 10.8 of the Company's 10-KSB for fiscal year ended December 31, 2004, filed on April 15,
                           2005).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 26, 2005                   RAPTOR NETWORKS TECHNOLOGY, INC.



                                           By: /s/ Bob van Leyen
                                               ---------------------------------
                                               Bob van Leyen
                                               Secretary/Chief Financial Officer




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                         EXHIBITS FILED WITH THIS REPORT

         Number   Description
         ------   -----------

         10.1 Letter Agreement effective as of September 20, 2005, by and among Raptor Networks Technology, Inc., DMK Investments, LLC, Transglobal Investments, LLC, and Uptrend Investments, Inc. (the "Letter Agreement").





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